SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934


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                         Calvert World Values Fund, Inc.

                       CALVERT CAPITAL ACCUMULATION FUND

               (Name of Registrant as Specified in Its Charter)

                           William M. Tartikoff, Esq.
                                   Secretary
      (Name of Person Filing Proxy Statement if other than the Registrant)

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

{Tentative Shareholder Letter from President}

December 28, 1998

Dear Shareholder:

I am writing to inform you of the upcoming special meeting for shareholders of the Calvert World Values Fund, Inc. ("CWVF"), Calvert Capital Accumulation Fund.

An overview of the proposals and the formal Notice of Meeting appears on the next few pages, followed by the detailed proxy statement. Please take a few minutes to read the enclosed material and vote on these important issues. The Board of Directors, including myself, believe these changes are in your best interest and that of your Fund.

Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy materials, and vote on the issues as soon as you can. You may vote by mail, by telephone, through the internet, by facsimile machine, or in person. If you do not cast your vote, you may be contacted by our proxy solicitation service, ADP, or by a Calvert employee. CWVF will have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxy votes.

I appreciate the time you will take to review this important matter. If we may be of any assistance or if you have any questions about the proxy issues, please call us at (800) 368-2745. Our hearing-impaired shareholders may call
(800) 541-1524 for a TDD connection.

                           Sincerely,


                           Barbara J. Krumsiek
                           President and Chief Executive Officer
                           Calvert Group, Ltd.

                        Calvert World Values Fund, Inc.
                       Calvert Capital Accumulation Fund

Quick Overview

 ................................................................................
Proposal Number 1
To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

Reason for the Proposal
CAMCO is a subsidiary of Calvert Group, Ltd. which is owned by Acacia Mutual Life Insurance Company ("Acacia"). Acacia plans to merge with another insurance company, Ameritas Insurance Holding Company. Because of the merger of the ultimate parent company, the investment advisory contract should be approved by shareholders. CAMCO is also proposing the elimination of fees based on the performance of a fund compared to a particular index, and the deletion of references to administrative services, which, because they are performed by a different subsidiary, should be covered in a separate contract.

 ................................................................................
Proposal Number 2
To approve a new investment subadvisory agreement with the investment subadvisor, Brown Capital Management, Inc. ("Brown").

Reason for the Proposal
As above, due to the ownership changes and proposed elimination of the fees based on the performance of the Calvert Capital Accumulation Fund (the "Fund") compared to a particular index, the shareholders should vote on the subadvisory agreement.

 ................................................................................
Proposal Number 3
To authorize CWVF and/or CAMCO to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

Reason for the Proposal
Under current Federal law, as discussed above, investment subadvisor contracts must be submitted for shareholder approval. Calvert Group has received an exemption from this law so that it can enter into new contracts, provided it then informs shareholders. This exemption will only go into effect if shareholders approve it first.

 ................................................................................
Proposal Number 4
To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.

Reason for the Proposal
Current investment restrictions (and policies, for some of the Funds) are more restrictive than Federal law. A shareholder vote is required to change the restrictions and policies because they are considered fundamental. CAMCO has recommended to the Board that the investment restrictions of the Portfolios be changed to conform to, but not be more restrictive than, federal law, and changing the policies so that they can be altered by the Board without a shareholder vote (nonfundamental policies or restrictions). This would give each of the Portfolios more flexibility and may help each Portfolio to more easily adapt to different investment environments.

 ................................................................................
Proposal Number 5
To ratify the Board's selection of auditors, PricewaterhouseCoopers, L.L.P.

Reason for the Proposal
Periodically, shareholders will be asked to approve independent auditors for Calvert Funds. The auditors review reports, documents filed with federal and state governments, and help to ensure that the Funds are complying with generally accepted accounting principles.

                        Calvert World Values Fund, Inc.
                       Calvert Capital Accumulation Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To be held on February 24, 1999

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of the Calvert World Values Fund, Inc. ("CWVF") Calvert Capital Accumulation Fund will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on Wednesday, February 24, 1999 for the following purposes:

   I. To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO"), identical to the current investment advisory agreements in all material respects, except that it does not provide for a performance fee adjustment.
   II. To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Brown Capital Management, Inc. This agreement is identical to the current investment subadvisory agreement in all material respects, except that it does not provide for a performance fee adjustment.
   III. To enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.
   IV. To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.
   V. To ratify the Board's selection of CWVF auditors, PricewaterhouseCoopers, L.L.P.
   VI. To transact any other business that may properly come before the Special Meeting or any adjournment or adjournments thereof.

                           By Order of the Directors,


                           William M. Tartikoff, Esq.
                           Vice President

                        Calvert World Values Fund, Inc.
                       Calvert Capital Accumulation Fund

                      4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814

                                PROXY STATEMENT

                               December 31, 1998

We are sending this proxy statement to you to ask you to approve several important changes. You may vote by mail, by telephone, by facsimile, through a secure internet website, or in person. Your vote is important. Please call 800-368-2745 if you have questions about this proxy.

This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Calvert World Values Fund, Inc. (the "Board") to be used at the Special Meeting of Shareholders. The Special Meeting will be held in the Tenth Floor Conference Room of Calvert Group, Ltd., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland at 10:00 a.m. on Wednesday, February 24, 1999, or at such later time or date made necessary by adjournment for the purpose set forth in the Notice of Meeting.

The approximate date on which this proxy statement and form of proxy are first being mailed to shareholders is December 31, 1998.

The Calvert Capital Accumulation Fund is a series of Calvert World Values Fund, Inc., an open-end management investment company that was organized as a Maryland corporation on February 14, 1992.

                                   PROPOSALS

--------------------------------------------------------------------------------
Proposal 1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
To approve a new investment advisory agreement with the investment advisor,
CAMCO.
--------------------------------------------------------------------------------

Discussion
The following circumstances affect the terms of the current investment advisory agreement (the "Current Advisory Agreement"); therefore, Management proposes that a new advisory agreement be executed:

      CAMCO is an indirectly wholly-owned subsidiary of Acacia Mutual Life Insurance Company ("Acacia"), which subject to certain conditions, plans to merge with Ameritas Insurance Holding Company ("Ameritas") (such planned transaction is hereafter referred to as the "Merger"). The surviving company will be named Ameritas Acacia Mutual Holding Company. Although the Merger could be considered a change in control of CAMCO, terminating the Current Advisory Agreement, the Board has received assurances that it does not cause such a change. Nonetheless, in order to remove any possible doubt as to the status of the Current Advisory Agreement, the Board has approved, and recommends that shareholders approve, one standard investment advisory agreement between CWVF and CAMCO (the "New Advisory Agreement").

      Management proposes to eliminate the performance fee adjustment so that compensation is based on a flat fee arrangement.

Despite the importance of the proposed changes, CAMCO anticipates there will be no effect the actual investment management operations with respect to CWVF.

The Current Advisory Agreement
Under the Current Advisory Agreement, CAMCO provides a continuous investment program for CWVF, subject to the control of the Board. The Current Advisory Agreement for CWVF was executed on May 5, 1992, pursuant to shareholder approval. Since then, the Board, including a majority of the Independent Directors, has approved the continuance of the Current Advisory Agreement on an annual basis as part of its annual contract review.

The Current Advisory Agreement provide that absent willful misfeasance, bad faith, gross negligence, or reckless disregard, CAMCO shall not be subject to liability to CWVF or to any shareholder of CWVF for any act or omission in the course of performing its duties thereunder.

The Current Advisory Agreement provides for automatic termination unless its continuance is approved at least annually by (i) a majority of the Board, including those who are not parties to the Agreement or interested persons, within the meaning of the Investment Company Act of 1940 (the "1940 Act"), of any such party ("Independent Directors"), and (ii) the holders of a majority of the outstanding shares of CWVF. The Current Advisory Agreement terminates automatically upon its assignment and are terminable at any time, without penalty, by the Board, CAMCO, or the holders of a majority of the outstanding shares of CWVF, upon 60 days' prior written notice.

The New Advisory Agreement
The terms and conditions of the New Advisory Agreement are identical to the terms and conditions of the Current Advisory Agreement, except as to effective and termination dates and the elimination of the performance fee adjustment as discussed below.

If approved by shareholders, the New Advisory Agreement will continue until January 1, 2001 unless terminated earlier by either party, and provided that at least annually thereafter its continuance is approved in the same manner as prescribed in the Current Advisory Agreement.

The description of the New Advisory Agreement is qualified in its entirety by reference to the New Advisory Agreement, attached hereto as Appendix 1.

Calvert Asset Management Company, Inc.
CAMCO has investment advisory contracts with eight investment companies: First Variable Rate Fund for Government Income, Calvert Tax-Free Reserves, Calvert Cash Reserves, Calvert Social Investment Fund, The Calvert Fund, Calvert Municipal Fund, Inc., Calvert World Values Fund, Inc., and Calvert Variable Series, Inc. Each has a substantially similar investment advisory contract with CAMCO, though the actual fees and breakpoints may vary.

Reno J. Martini, Senior Vice President and Chief Investment Officer for CAMCO, has primary responsibility for rendering advisory services to CWVF. Mr. Martini oversees the management of all Calvert Funds. It is anticipated that each of the directors and officers of CAMCO will hold the same position with CAMCO after the Merger. The address of the directors and officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814, unless otherwise noted. The directors and executive officers of CAMCO are listed below:

      Charles T. Nason, Director. Chairman, President and Chief Executive Officer of The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Barbara J. Krumsiek, Director. President of CAMCO and President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd.
      David R. Rochat, Director and Senior Vice President.
      Robert-John H. Sands, Director. Senior Vice President and General Counsel, The Acacia Group, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.
      *Reno J. Martini, Senior Vice President and Chief Investment Officer. *Ronald M. Wolfsheimer, Senior Vice President and Chief Financial
     Officer.
      *William M. Tartikoff, Senior Vice President, Secretary, and General Counsel.
      Matthew D. Gelfand, Senior Vice President.
      *Daniel K. Hayes, Vice President.
      John Nichols, Vice President.

Persons marked with a *, above, are also Directors and/or officers of CWVF.

The Merger of CAMCO's parent company
CAMCO is an indirect, wholly-owned subsidiary of Acacia. On September 14, 1998, seeking a strategic affiliation to create a stronger, more diversified insurance and financial services enterprise, Acacia and Ameritas entered into an agreement of merger which provides for the merger of their respective mutual holding companies.

Acacia and its related subsidiaries offer traditional life insurance and annuity products, as well as variable products, special banking products and services, and a variety of mutual funds, and operate a full service financial planning broker dealer, while Ameritas and its subsidiaries specialize in variable life, fixed and variable annuities, group dental, low-load insurance products and 401(k) and other investment products. This strategic affiliation is expected to create a stronger, more diversified insurance and financial services enterprise, with almost $11 billion in assets under management, insurance assets of $6 billion, $21 billion life insurance in-force, over $750 million in revenues and approximately $750 million in equity/capital.

The Merger is subject to the approval of the members of both Acacia and Ameritas and is further conditioned upon approval by the appropriate federal and state regulatory authorities.

CAMCO will not be directly affected by the Merger and will remain a wholly-owned subsidiary of Calvert Group, Ltd. As a result of the Merger, however, CAMCO will become an indirect, wholly-owned subsidiary of Ameritas Acacia Mutual Holding Company.

Acacia's current address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814. After consummation of the Merger, Ameritas Acacia Mutual Holding Company's principal place of business will be 5900 "O" Street, Lincoln, Nebraska 68501-1889.

Performance Fees
Management has reviewed the effect of performance fees and found that a performance fee does not effectively serve its intended goals. The performance fee structure does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of a flat fee for compensating investment advisors and investment subadvisors.

With respect to the Fund, under the Current Advisory Agreement, CAMCO is paid a base fee at an annual rate of 0.80% of the average daily net assets. The base fee is subject to adjustment, based on the extent to which performance exceeded or trailed the Standard & Poor's ("S&P") 400 Mid-Cap Index as follows:

         Performance versus
         the S&P 400                        Performance Fee
         Mid-Cap Index                      Adjustment
         10% to < 25%                       +/- 0.01%
         25% to < 40%                       +/- 0.03%
         40% or more                        +/- 0.05%

For the fiscal year ended September 30, 1998, CAMCO received advisory fees of $593,353. The performance fee adjustment decreased fees by $3,877.

Recommendation
Based on evaluation of the materials presented, the Board has determined that the changes reflected in the proposed New Advisory Agreement are in the best interests of the shareholders of CWVF. The Board based this determination primarily upon the following, giving equal weights to the factors:
(a) After a review of all materials related to the Merger, the Board determined that they were satisfied that CAMCO's services to CWVF would not be affected by the Merger and that such Merger would not impose an unfair burden on CWVF; and
(b) In recommending the elimination of the performance adjustment structure, the Directors considered the nature and quality of the advisory services rendered, giving due consideration to the negligible impact of the performance adjustment on portfolio performance.

Thus, the Board, including a majority of the Independent Directors, approved the New Advisory Agreement (subject to approval by shareholders) and authorized submission of the New Advisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the appropriate proposed New Advisory Agreement.

--------------------------------------------------------------------------------
Proposal 2
--------------------------------------------------------------------------------
To approve a new investment subadvisory agreement between CAMCO and the Fund's investment subadvisor, Brown Capital Management, Inc. ("Brown").

Discussion
Brown serves as the Fund's investment subadvisor, pursuant to an Investment Subadvisory Agreement with CAMCO. Due to the ownership changes discussed in Proposal 1 and the proposed elimination of the fees based on the performance of the Fund compared to a particular index, the shareholders are being asked to vote on the subadvisory agreement.

The Current Subadvisory Agreement
Under the Current Subadvisory Agreement, Brown provides a continuous investment program for the Fund, pursuant to the directions of CAMCO, which is subject to the control of the Board.

As compensation for Brown's services under the Current Subadvisory Agreement, CAMCO pays Brown a subadvisory fee consisting of an annual base fee of 0.25% of average daily net assets, plus or minus a performance adjustment of up to 0.10%. The performance adjustment is added to or subtracted from the base fee based on the extent to which performance exceeded or trailed the S&P 400 Mid-Cap Index.

For the fiscal year ended September 30, 1998, subadvisory fees of $187,134.19 were paid by CAMCO to Brown. As proposed, the new subadvisory fee will be a base rate of 0.25% of the Fund's average daily net assets, with no performance fee adjustment.

After review, Management has found that the performance fee structure does not effectively serve its intended goals. The performance fee does not improve the capacity to manage the investment process nor does it serve as an effective incentive tool for investment management. In fact, there is a low level of current demand for this feature from investment professionals. Thus, Management recommends the elimination of the performance fee and adoption of a flat fee for compensating investment advisors and subadvisors.

The Current Subadvisory Agreement provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard, the Subadvisor shall not be subject to liability to CAMCO, the Fund or to any shareholder for any act or omission in the course of performing its duties thereunder. The Current Subadvisory Agreement provides for automatic termination unless, at least annually, its continuance is approved by (i) a majority of the Board, including a majority of those who are not parties to the Agreement or interested persons, within the meaning of the 1940 Act, of any such party ("Independent Directors"), and (ii) the holders of a majority of the outstanding shares of the Fund. The Current Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, CAMCO, Brown, or the holders of a majority of the outstanding shares of the Fund upon not less than 60 days' written notice.

The Current Subadvisory Agreement was executed on November 1, 1994, pursuant to shareholder approval. The Board, including a majority of the Independent Directors, has approved the continuance of the Current Subadvisory Agreement on an annual basis as part of its annual contract review.

The New Subadvisory Agreement
The terms and conditions of the New Subadvisory Agreement are identical to the terms and conditions of the Current Subadvisory Agreement, except as to effective and termination dates and the elimination of the performance fee adjustment as discussed above. If approved by shareholders, the New Subadvisory Agreement will continue until January 1, 2001 unless terminated earlier by either party, and provided that its continuance is approved at least annually in the same manner as prescribed in the Current Subadvisory Agreement.

The description of the New Subadvisory Agreement is qualified in its entirety by reference to the New Subadvisory Agreement, attached hereto as Appendix 2.

Recommendation
Based on evaluation of the materials presented, the Board has determined that the changes reflected in the proposed New Subadvisory Agreement are in the best interests of the shareholders of the Fund. The Board based this determination primarily upon the following, giving equal weights to the factors:
(a) After a review of all materials related to the Merger, the Board determined that they were satisfied that CAMCO's services to CWVF would not be affected by the Merger and that such Merger would not impose an unfair burden on CWVF; and
(b) In recommending the elimination of the performance adjustment structure, the Directors considered the nature and quality of the advisory services rendered, giving due consideration to the negligible impact of the performance adjustment on portfolio performance.

Thus, the Board, including a majority of the Independent Directors, approved the New Subadvisory Agreement, (subject to approval by the Fund shareholders) and authorized submission of the New Subadvisory Agreement to shareholders for approval. Accordingly, the Board recommends that shareholders vote FOR the proposed New Subadvisory Agreement.

--------------------------------------------------------------------------------
Proposal 3
--------------------------------------------------------------------------------
To authorize CWVF and/or CAMCO to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

Discussion
The SEC has issued an Order to CWVF permitting it to enter into a new and/or to materially amend an investment subadvisory agreement without shareholder approval. Management believes that CAMCO's continuous supervision of the subadvisor will permit the proportion of shareholders' assets subject to particular subadvisor styles to be reallocated (or a new subadvisor introduced) in response to changing market conditions or subadvisor performance, in an attempt to improve performance.

Management believes that your interests as a shareholder are adequately protected by your voting rights with respect to the advisory agreement and the responsibilities assumed by CAMCO and the Board. It has found that requiring shareholder approval of a subadvisor and the subadvisory agreement imposes costs on the Fund without advancing shareholder interests. Further, there is the concern that requiring shareholder approval of changes to the existing subadvisory arrangements would prevent CWVF from promptly and timely employing the subadvisor best suited to the needs of the Fund. Therefore, Management is seeking to streamline the process so that a Fund can more efficiently continue toward achieving its investment objective with a subadvisor recommended by CAMCO and approved by the Board.

If CAMCO and/or CWVF are authorized to make changes to the existing subadvisory arrangements outside of the proxy solicitation process, shareholders will continue to benefit by knowing that CAMCO has applied the same safeguards and criteria in making its selection while continuing to fulfill its same duties to shareholders and to CWVF. Although Management would be authorized to make a subadvisory change without a shareholder vote, as shareholders, you are entitled to and would continue to receive the same disclosure and details about the selection process and the background of the newly selected manager as you have received in this solicitation, but in the form of an information statement instead of a proxy statement. This information would be delivered to shareholders within 90 days of the subadvisory change.

Recommendation
The Board has approved Management's recommendation to implement the Order and seek the authority to enter into a new and/or to materially amend an existing investment subadvisory agreement without shareholder approval and recommends that shareholders vote FOR the Proposal.

--------------------------------------------------------------------------------
Proposal 4
To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws; (b) change some of the fundamental policies and restrictions to non-fundamental operating policies; and (c) to revise the language of those restrictions that are still required to be fundamental.
--------------------------------------------------------------------------------

Discussion
The federal and state laws governing mutual funds have been changed numerous times in the last several years. The Prospectus and Statement of Additional Information ("SAI") for the Fund contain investment restrictions that are more restrictive than the current law.

Also in the past few years, many state securities laws have changed or have been superseded by federal securities laws. The Fund, however, must still comply with the old fundamental restrictions, unless you vote to change these restrictions to be in line with the changed regulatory landscape.

As explained above, federal law in many cases controls what a mutual fund can purchase. Federal law also specifies certain investment restrictions that must be fundamental and cannot be changed without a shareholder vote. The policies/restrictions that are required by law to be fundamental are those concerning diversification, borrowing money, the issuance of senior securities, underwriting of securities issued by other persons, the purchase and sale of real estate and commodities, the policy about making loans to other persons, and the concentration of investments in a particular industry or group of industries.

CAMCO has recommended to the Board that the investment restrictions of the Fund be changed to conform to, but not be more restrictive than, the federal law. That way, if the federal law changes, the restrictions can change accordingly. This gives the Fund more flexibility and may help it to more easily adapt to different investment environments. This is expected to enhance a subadvisor's ability to manage a the Fund in a changing investment environment and will increase investment management opportunities. Further, it is not anticipated that these proposed changes will substantially affect the way the Fund is currently managed; the Fund does not intend to change its investment style.

The current investment restrictions for the Fund, excerpted from the SAI, are shown below. After careful consideration, and with the advice of outside counsel, the Board has approved several changes, subject to shareholder approval. All investment restrictions below are prefaced by "The Fund may NOT"

 ...............................................................................
Current Fundamental Restriction
1. With respect to 50% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer. (The remaining 50% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable).

Recommended Change
Management recommends that this investment restriction be deleted. The 5% per issuer requirement is part of the federal laws for diversification requirements (with respect to 75% of the portfolio) and the Subchapter M requirements (with respect to 50% of the portfolio), so there is no need to make it nonfundamental.

 ...............................................................................
Current Fundamental Restriction
2. Concentrate 25% or more of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States
Government or its agencies and instrumentalities, and repurchase agreements secured thereby.

Recommended Change
No change is being recommended for this restriction.

 ...............................................................................
Current Fundamental Restriction
3. Make loans of more than one-third of the assets of the Fund, or as permitted by law. The purchase by the Fund of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.

Recommended Change
No change is being recommended for this restriction.

 ...............................................................................
Current Fundamental Restriction
4. Underwrite the securities of other issuers, except as permitted by the Board of Directors within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.

Recommended Change
No change is being recommended for this restriction.

 ...............................................................................
Current Fundamental Restriction
5. Purchase from or sell to any of the Fund's officers or directors, or companies of which any of them are directors, officers or employees, any securities (other than shares of beneficial interest of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
6. Except as required in connection with permissible options, futures and commodity activities of the Fund, invest in commodities, commodity futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.

Recommended Change
No change is being recommended for this restriction.

 ...............................................................................
Current Fundamental Restriction
7. Invest in the shares of other investment companies, except as permitted by the 1940 Act or other applicable law, or pursuant to Calvert's nonqualified deferred compensation plan adopted by the Board of Directors in an amount not to exceed 10% or as permitted by law.

Recommended Change
Management recommends that this investment restriction be deleted. It was originally required by one or more states, but no longer applies due to changes in federal laws which supersede such state-imposed restrictions.

 ...............................................................................
Current Fundamental Restriction
8. Purchase more than 10% of the outstanding voting securities of any issuer.

Recommended Change
Management recommends that this investment restriction be deleted. The 5% per issuer requirement is part of the federal laws for diversification requirements (with respect to 75% of the portfolio) and the Subchapter M requirements (with respect to 50% of the portfolio), so there is no need to make it nonfundamental.

 ................................................................................
Proposed New Fundamental Restriction
9. Issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of the Fund's total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Fund may pledge, mortgage or hypothecate its assets. (As an operating or nonfundamental policy, the Fund does not intend to make any purchases of securities if borrowing exceeds 5% of total assets.)

Recommended Change
Federal law requires the Fund to recite its borrowing policy, and for that policy to be fundamental. This investment restriction was previously classified as nonfundamental, meaning that it could be changed at any time with Board approval. Management recommends that this investment restriction be changed to a fundamental restriction as required by law.

Recommendation
The Board has voted to change or delete each of these fundamental investment restrictions as shown above and recommends that you vote FOR the changes or deletions of each of these revised fundamental investment restrictions for the Portfolios.

--------------------------------------------------------------------------------
Proposal 5
--------------------------------------------------------------------------------
To ratify the Board's selection of CWVF accountants, PricewaterhouseCoopers, L.L.P.

Discussion
Shareholders are requested to ratify the action of the Board in selecting the firm of PricewaterhouseCoopers, L.L.P. as the independent accountants for CWVF during the current fiscal year. The Board believe that the firm is well qualified, and has accordingly selected PricewaterhouseCoopers to act as independent accountants, subject to ratification by shareholders.

Coopers & Lybrand, L.L.P. has experience in accounting and auditing and has served as independent accountants for CWVF since its inception (1992). On July 1, 1998, Coopers & Lybrand merged with Price Waterhouse, L.L.P. to form PricewaterhouseCoopers, L.L.P.

Neither PricewaterhouseCoopers nor any of its partners has any direct or indirect connection (other than as independent accountants) with CWVF or any of their affiliates. No representative of PricewaterhouseCoopers will be present at the Special Meeting, but a representative will be available via telephone to respond to appropriate questions from shareholders.

Recommendation
The Board recommends a vote FOR ratification of the selection of PricewaterhouseCoopers, L.L.P. as independent accountants for CWVF.

--------------------------------------------------------------------------------
                                 OTHER BUSINESS
--------------------------------------------------------------------------------

The Board does not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, William M. Tartikoff, Esq., and Barbara J. Krumsiek will vote on the matters in accordance with their judgment.

--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------

The audited Annual Report to Shareholders of the Fund is incorporated by reference into this proxy statement. Copies of the most recent Annual Report may be obtained without charge if you:
      write to CWVF at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814; or
      call (800) 368-2745; or
      visit Calvert's website at www.calvertgroup.com.

--------------------------------------------------------------------------------
                             SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

CWVF is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to the Calvert Group Legal Department, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814.

--------------------------------------------------------------------------------
                               VOTING INFORMATION
--------------------------------------------------------------------------------

Proxies are solicited initially by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Calvert Group and its affiliates or by ADP/Shareholder Communications, Inc., a proxy soliciting firm retained for this purpose. The Fund will bear solicitation costs. By voting as soon as possible, you can save your Fund the expense of follow-up mailings and calls.

A proxy may be revoked at any time before the meeting or during the meeting by oral or written notice to William M. Tartikoff, Esq., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, for approval of the proposals.

Each proposal must be approved by a majority of the outstanding shares, which is defined as the lesser of: (1) the vote of 67% or more of the shares of the Fund at the Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) the vote of more than 50% of the outstanding shares of the Fund. All classes of the Fund vote together.

Any abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. A broker non-vote is when a broker holds the shares and the actual owner does not vote and the broker holding the shares does not have the authority to vote the shares. This means that abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

Shareholders of record at the close of business on December 7, 1998 ("record date") are entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held on that date. As of December 7, 1998, as shown on the books of the Fund, there were issued and outstanding:

[#] Class A shares
[#] Class B shares
[#] Class C shares

As of the record date, the officers and Directors of CWVF as a group beneficially owned less than 1% of the outstanding shares of any Portfolio. The following shareholders, as of record date, owned more than 5% of the Portfolio shown:

[insert info]
         Name and Address                   % of Ownership

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

         Acct Registration                  x%
         Street Address
         City, State, ZIP

--------------------------------------------------------------------------------
                                  ADJOURNMENT
--------------------------------------------------------------------------------

In the event that sufficient votes in favor of the proposals set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, William M. Tartikoff, Esq., or Barbara J. Krumsiek may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. Mr. Tartikoff and Ms. Krumsiek will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment on behalf of those proxies that have voted against any such proposals.

--------------------------------------------------------------------------------

                                                                      APPENDIX 1
                     PROPOSED INVESTMENT ADVISORY AGREEMENT
                        CALVERT WORLD VALUES FUND, INC.

         INVESTMENT ADVISORY AGREEMENT, made this ___ day of ___________, 1999, by and between CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation having its principal place of business in Bethesda, Maryland (the "Advisor"), and CALVERT WORLD VALUES FUND, INC., a Maryland corporation (the "Corporation"), both having their principal place of business at 4550 Montgomery Avenue, Bethesda, Maryland.

         WHEREAS, the Corporation has been organized to operate as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), for the purpose of investing and reinvesting its assets in securities, as set forth in its Articles of Incorporation, its Bylaws and its registration statements under the 1940 Act and the Securities Act of 1933 (the "1933 Act"), as amended; and the Corporation desires to avail itself of the services, information, advice, assistance and facilities of an investment advisor and to have an investment advisor perform for it various investment advisory, research services and other management services; and

         WHEREAS, the Advisor has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940, as amended, and is engaged in the business of rendering management, and investment advisory services to investment companies and desires to provide such services to the Corporation;

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1. Employment of the Advisor. The Corporation hereby employs the Advisor to manage the investment and reinvestment of the Corporation assets, subject to the control and direction of the Corporation's Board of Directors, for the period and on the terms hereinafter set forth. The Advisor hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

2. Obligations of and Services to be Provided by the Advisor. The Advisor undertakes to provide the following services and to assume the following obligations:

         a. The Advisor shall manage the investment and reinvestment of the Corporation's assets, subject to and in accordance with the investment objectives and policies of the Corporation and any directions which the Corporation's Board of Directors may issue from time to time. In pursuance of the foregoing, the Advisor shall make all determinations with respect to the investment of the Corporation's assets and the purchase and sale of portfolio securities and shall take such steps as may be necessary to implement the same. Such determination and services shall also include determining the manner in which voting rights, rights to consent to corporate action, any other rights pertaining to the Corporation's portfolio securities shall be exercised. The Advisor shall render regular reports to the Corporation's Board of Directors concerning the Corporation's investment activities.

         b. The Advisor shall, in the name of the Corporation on behalf of the Corporation, place orders for the execution of the Corporation's portfolio transactions in accordance with the policies with respect thereto set forth in the Corporation's registration statements under the 1940 Act and the 1933 Act, as such registration statements may be amended from time to time. In connection with the placement of orders for the execution of the Corporation's portfolio transactions the Advisor shall create and maintain all necessary brokerage records of the Corporation in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Corporation and shall be available for inspection and use by the SEC, the Corporation or any person retained by the Corporation. Where applicable, such records shall be maintained by the Advisor for the periods and the places required by Rule 31a-2 under the 1940 Act.

         c. The Advisor shall bear its expenses of providing services to the Corporation pursuant to this Agreement except such expenses as are undertaken by the Corporation. In addition, the Advisor shall pay the salaries and fees of all Directors and executive officers who are employees of the Advisor or its affiliates ("Advisor Employees").

3. Expenses of The Corporation. The Corporation shall pay all expenses other than those expressly assumed by the Advisor herein, which expenses payable by the Corporation shall include, but are not limited to:

         a.        Fees to the Advisor as provided herein;

         b.        Legal and audit expenses;

         c. Fees and expenses related to the registration and qualification of the Corporation and its shares for distribution under federal and state securities laws;

         d. Expenses of the transfer agent, registrar, custodian, dividend disbursing agent and shareholder servicing agent;

         e. Any telephone charges associated with shareholder servicing or the maintenance of the Funds or Corporation;

         f. Salaries, fees and expenses of Directors and executive officers of the Corporation, other than Advisor Employees;

         g.        Taxes and corporate fees levied against the Corporation;

         h. Brokerage commissions and other expenses associated with the purchase and sale of portfolio securities for the Corporation;

         i.        Expenses, including interest, of borrowing money;

         j. Expenses incidental to meetings of the Corporation's shareholders and the maintenance of the Corporation's organizational existence;

         k. Expenses of printing stock certificates representing shares of the Corporation and expenses of preparing, printing and mailing notices, proxy material, reports to regulatory bodies and reports to shareholders of the Corporation;

         l. Expenses of preparing and typesetting of prospectuses of the Corporation;

         m. Expenses of printing and distributing prospectuses to shareholders of the Corporation;

         n.        Association membership dues;

         o.        Insurance premiums for fidelity and other coverage; and

         p. Such other legitimate Corporation expenses as the Board of Directors may from time to time determine are properly chargeable to the Corporation.

4.       Compensation of Advisor.

         a. As compensation for the services rendered and obligations assumed hereunder by the Advisor, the Corporation shall pay to the Advisor within ten (10) days after the last day of each calendar month a fee equal on an annualized basis as shown on Schedule A.

         Such fee shall be computed and accrued daily. Upon termination of this Agreement before the end of any calendar month, the fee for such period shall be prorated. For purposes of calculating the Advisor's fee, the daily value of the Corporation's net assets shall be computed by the same method as the Corporation uses to compute the value of its net assets in connection with the determination of the net asset value of Corporation shares.

         b. The Advisor reserves the right (i) to waive all or part of its fee and (ii) to make payments to brokers and dealers in consideration of their promotional or administrative services.

5. Activities of the Advisor. The services of the Advisor to the Corporation hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. It is understood that Directors and officers of the Corporation are or may become interested in the Advisor as stockholders, officers, or otherwise, and that stockholders and officers of the Advisor are or may become similarly interested in the Corporation, and that the Advisor may become interested in the Corporation as a shareholder or otherwise.

6. Use of Names. The Corporation shall not use the name of the Advisor in any prospectus, sales literature or other material relating to the Corporation in any manner not approved prior thereto by the Advisor; provided, however, that the Advisor shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC; and, provided, further, that in no event shall such approval be unreasonably withheld. The Advisor shall not use the name of the Corporation or any Corporation in any material relating to the Advisor in any manner not approved prior thereto by the Corporation; provided, however, that the Corporation shall approve all uses of its name which merely refer in accurate terms to the appointment of the Advisor hereunder or which are required by the SEC; and, provide, further, that in no event shall such approval be unreasonably withheld.

7. Liability of the Advisor. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Advisor shall not be subject to liability to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Force Majeure. The Advisor shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Advisor shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

9. Renewal, Termination and Amendment. This Agreement shall continue in effect with respect to the Corporation, unless sooner terminated as hereinafter provided, through December 31, 1998, and indefinitely thereafter if its continuance shall be specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Corporation or by vote of a majority of the Corporation's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval, or as allowed by law. This Agreement may be terminated at any time, without payment of any penalty, by the Corporation's Board of Directors or by a vote of the majority of the outstanding voting securities of the Corporation upon 60 days' prior written notice to the Advisor and by the Advisor upon 60 days' prior written notice to the Corporation. This Agreement may be amended at any time by the parties, subject to approval by the Corporation's Board of Directors and, if required by applicable SEC rules and regulations, a vote of a majority of the Corporation's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act.

10. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

11. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Maryland. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                                        CALVERT WORLD VALUES FUND, INC.

                                        CALVERT ASSET MANAGEMENT COMPANY, INC.

--------------------------------------------------------------------------------

               Fee Schedule to the Investment Advisory Agreement between Calvert Asset Management Company, Inc. and
                        Calvert World Values Fund, Inc.


As compensation pursuant to Section 4 of the Investment Advisory Agreement between CAMCO and Calvert World Values Fund, Inc. ("CWVF") dated _____________, 1999, with respect to each CWVF Portfolio, the Advisor is entitled to receive from each Portfolio an annual advisory fee (the "Fee") as shown below. The Fee shall be computed daily and payable monthly, based on the average daily net assets of the appropriate Portfolio.

CWVF International Equity:                                    0.75%
                                                              0.675% above
$250 million
                                                              0.65% above $500
million

CWVF Capital Accumulation                                     0.65%

--------------------------------------------------------------------------------

                                                                      APPENDIX 2

                        INVESTMENT SUBADVISORY AGREEMENT

         INVESTMENT SUBADVISORY AGREEMENT, made this ___ day of ____________, 1999, by and between CALVERT ASSET MANAGEMENT COMPANY, INC., a Delaware corporation registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisor"), and BROWN CAPITAL MANAGEMENT, INC., a Maryland corporation (the "Subadvisor").

         WHEREAS, the Advisor is the investment advisor to Calvert World Values Fund, Inc. ("CWVF"), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Advisor desires to retain the Subadvisor to furnish it with certain investment advisory services in connection with the Advisor's investment advisory activities on behalf of the Calvert Capital Accumulation Fund (the "Fund") series of CWVF;

         NOW, THEREFORE, in consideration of the promises and the terms and conditions hereinafter set forth, it is agreed as follows:

         1.       Services to be Rendered by the Subadvisor to the Fund.

                  (a) Investment Program. Subject to the control of the CWVF Board of Directors ("Directors") and the Advisor, the Subadvisor at its expense continuously will furnish to the Fund an investment program for such portion, if any, of Fund assets designated by the Advisor from time to time. With respect to such assets, the Subadvisor will make investment decisions, which is subject to Section 1(g) of this Agreement, and will place all orders for the purchase and sale of portfolio securities. The Subadvisor will for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor. In the performance of its duties, the Subadvisor will act in the best interests of the Fund and will comply with (i) applicable laws and regulations, including, but not limited to, the 1940 Act, and Subchapter M of the Internal Revenue Code of 1986, as amended, (ii) the terms of this Agreement, (iii) the Fund's Articles of Incorporation, Bylaws and Registration Statement as from time to time amended, (iv) relevant undertakings provided to State securities regulators, (v) the stated investment objective, policies and restrictions of the Fund, and (vi) such other guidelines as the Directors or Advisor may establish. The Advisor shall be responsible for providing the Subadvisor with current copies of the materials specified in Subsections (a)(iii), (iv), (v) and (vi) of this Section 1.

                  (b) Availability of Personnel. The Subadvisor at its expense will make available to the Directors and Advisor at reasonable times its portfolio managers and other appropriate personnel, either in person, or, at the mutual convenience of the Advisor and the Subadvisor, by telephone, in order to review the Fund's investment policies and to consult with the Directors and Advisor regarding the Fund's investment affairs, including economic, statistical and investment matters relevant to the Subadvisor's duties hereunder, and will provide periodic reports to the Advisor relating to the investment strategies it employs.

                  (c) Expenses, Salaries and Facilities. The Subadvisor will pay all expenses incurred by it in connection with its activities under this Agreement (other than the cost of securities and other investments, including any brokerage commissions), including but not limited to, all salaries of personnel and facilities required for it to execute its duties under this Agreement.

                  (d) Compliance Reports. The Subadvisor at its expense will provide the Advisor with such compliance reports relating to its duties under this Agreement as may be agreed upon by such parties from time to time.

                  (e) Valuation. The Subadvisor will assist the Fund and its agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Fund for which the Subadvisor has responsibility on a daily basis (unless otherwise agreed upon by the parties hereto) and at such other times as the Advisor shall reasonably request.

                  (f) Executing Portfolio Transactions.

                           i) Brokerage In selecting brokers and dealers to execute purchases and sales of investments for the Fund, the Subadvisor will use its best efforts to obtain the most favorable price and execution available in accordance with this paragraph. The Subadvisor agrees to provide the Advisor and the Fund with copies of its policy with respect to allocation of brokerage on trades for the Fund. Subject to review by the Directors of appropriate policies and procedures, the Subadvisor may cause the Fund to pay a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction. If the first broker provided brokerage and/or research services, including statistical data, to the Subadvisor, the Subadvisor shall not be deemed to have acted unlawfully, or to have breached any duly created by this Agreement, or otherwise, solely by reason of acting according to such authorization.

                           ii) Aggregate Transactions In executing portfolio transactions for the Fund, the Subadvisor may, but will not be obligated to, aggregate the securities to be sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies of the Fund, to the extent permitted by applicable laws and regulations. If the Subadvisor chooses to aggregate sales or purchases, it will allocate the securities as well as the expenses incurred in the transaction in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other clients involved in the transaction.

                  (g) Social Screening. The Advisor is responsible for screening those investments subject to social screening ("Securities") to determine that the Securities investments meet the Fund's social investment criteria, as may be amended from time to time by the Directors. The Subadvisor will buy only those Securities which the Advisor determines pass the Fund's social screens.

                  (h) Voting Proxies. The Subadvisor agrees to take appropriate action (which may include voting) on all proxies for the Fund's portfolio investments in a timely manner. Such action is subject to the direction of the Directors and Advisor and will be consistent with the social screens and criteria governing investment selection for the Fund.

                  (i) Furnishing Information for the Fund's Proxies. The Subadvisor agrees to provide the Advisor in a timely manner with all information necessary, including the Subadvisor's certified balance sheet and information concerning the Subadvisor's controlling persons, for preparation of the Fund's proxy statements, as may be needed from time to time.

         2.       Books and Records.

                  a) In connection with the purchase and sale of the Fund's portfolio securities, the Subadvisor shall arrange for the transmission to the Fund's custodian, and/or the Advisor on a daily basis, of such confirmations, trade tickets or other documentation as may be necessary to enable the Advisor to perform its accounting and administrative responsibilities with respect to the management of the Fund.

                  b) Pursuant to Rule 31a-3 under the 1940 Act, Rule 204-2 under the Investment Advisers Act of 1940 and any other laws, rules or regulations regarding recordkeeping, the Subadvisor agrees that: (i) all records it maintains for the Fund are the property of the Fund; (ii) it will surrender promptly to the Fund or Advisor any such records upon the Fund's or Advisor's request; (iii) it will maintain for the Fund the records that the Fund is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Fund for which the Subadvisor has responsibility under this Agreement; and (iv) it will preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records it maintains for the Fund.

                  c) The Subadvisor represents that it has adopted a suitable Code of Ethics that covers its activities with respect to its services to the Fund.

         3. Exclusivity. Each party and its affiliates may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses; provided, however, that during the term of this Agreement, the Subadvisor will not provide investment advisory services ("Services") to any other investment company registered under the 1940 Act ("Mutual Fund") investing in socially screened securities.

         4. Compensation. The Advisor will pay to the Subadvisor as compensation for the Subadvisor's services rendered pursuant to this Agreement an annual Subadvisory fee as specified in one or more Schedules attached hereto and made part of this Agreement. Such fees shall be paid by the Advisor (and not by the Fund). Such fees shall be payable for each month within 15 business days after the end of such month. If the Subadvisor shall serve for less than the whole of a month, the compensation as specified shall be prorated. The Schedules may be amended from time to time, provided that amendments are made in conformity with applicable laws and regulations and the Articles of Incorporation and Bylaws of the Fund. Any change in the Schedule pertaining to any new or existing series of CWVF shall not be deemed to affect the interest of any other series and shall not require the approval of shareholders of any other series.

         5. Assignment and Amendment of Agreement. This Agreement automatically shall terminate without the payment of any penalty in the event of its assignment or if the Investment Advisory Agreement between the Advisor and the Fund shall terminate for any reason. This Agreement shall not be materially amended unless, if required by Securities and Exchange Commission rules and regulations, such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of CWVF who are not interested persons of the Fund, the Advisor or the Subadvisor.

         6. Duration and Termination of the Agreement. This Agreement shall become effective upon its execution; provided, however, that this Agreement shall not become effective with respect to any series now existing or hereafter created unless it has first been approved (a) by a vote of the majority of those Directors of CWVF who are not parties to this Agreement or interested persons of such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of that series' outstanding voting securities. This Agreement shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 5) except as follows:

                  (a) CWVF may at any time terminate this Agreement without penalty with respect to any or all Funds by providing not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Advisor and the Subadvisor. Such termination can be authorized by the affirmative vote of a majority of the (i) Directors of CWVF or (ii) outstanding voting securities of the applicable series.

                  (b) This Agreement will terminate automatically with respect to a series unless, by January 1, 2000, and at least annually thereafter, the continuance of the Agreement is specifically approved by (i) the Directors of CWVF or the shareholders of such series by the affirmative vote of a majority of the outstanding shares of such series, and (ii) a majority of the Directors of CWVF, who are not interested persons of the Fund, Advisor or Subadvisor, by vote cast in person at a meeting called for the purpose of voting on such approval. If the continuance of this Agreement is submitted to the shareholders of any series for their approval and such shareholders fail to approve such continuance as provided herein, the Subadvisor may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  (c) The Advisor may at any time terminate this Agreement with respect to any or all Funds by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadvisor, and the Subadvisor may at any time terminate this Agreement with respect to any or all series by not less than 90 days written notice delivered or mailed by registered mail, postage prepaid, to the Advisor, unless otherwise mutually agreed in writing.

         Upon termination of this Agreement with respect to any Fund, the duties of the Advisor delegated to the Subadvisor under this Agreement with respect to such Fund automatically shall revert to the Advisor.

         7. Notification to the Advisor. The Subadvisor promptly shall notify the Advisor in writing of the occurrence of any of the following events:

                  (a) the Subadvisor shall fail to be registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and under the laws of any jurisdiction in which the Subadvisor is required to be registered as an investment advisor in order to perform its obligations under this Agreement;

                  (b) the Subadvisor shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund; or

                  (c) a violation of the Subadvisor's Code of Ethics is discovered and, again, when action has been taken to rectify such violation; or

                  (d) any other event that might affect the ability of the Subadvisor to provide the services provided for under this Agreement.

         8. Definitions. For the purposes of this Agreement, the terms "vote of a majority of the outstanding Shares," "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings as defined in the 1940 Act and the rules and regulations thereunder subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         9. Indemnification. The Subadvisor shall indemnify and hold harmless the Advisor, the Fund and their respective directors or trustees, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Subadvisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.

                  The Advisor shall indemnify and hold harmless the Subadvisor, the Fund, their respective directors or trustees, officers and shareholders from any and all claims, losses, expenses, obligation and liabilities (including reasonable attorneys fees) arising or resulting from the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder or under its Investment Advisory Agreement with the Fund.

         10. Applicable Law and Jurisdiction. This Agreement shall be governed by Maryland law, and any dispute arising from this Agreement or the services rendered hereunder shall be resolved through legal proceedings, whether state, federal, or otherwise, conducted in the state of Maryland or in such other manner or jurisdiction as shall be mutually agreed upon by the parties hereto.

         11. Miscellaneous. Notices of any kind to be given to a party hereunder shall be in writing and shall be duly given if mailed, delivered or communicated by answer back facsimile transmission to such party at the address set forth below, attention President, or at such other address or to such other person as a party may from time to time specify.

                  Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

         IN WITNESS WHEREOF, and have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                  CALVERT ASSET MANAGEMENT COMPANY, INC.

                  BROWN CAPITAL MANAGEMENT, INC.

--------------------------------------------------------------------------------

                Schedule to the Investment Subadvisory Agreement
                 between Calvert Asset Management Company, Inc.
                       and Brown Capital Management, Inc.

         As compensation pursuant to Section 4 of the Subadvisory Agreement between Calvert Asset Management Company, Inc. (the "Advisor") and Brown Capital Management, Inc. (the "Subadvisor"), the Advisor shall pay the Subadvisor an annual subadvisory fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Calvert Capital Accumulation Fund.

--------------------------------------------------------------------------------

                                   PROXY CARD

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq. and Barbara J. Krumsiek, attorneys, with full power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on Wednesday, February 24, 1999 at 10:00 a.m. and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

You may cast your vote using one of the following methods:
1. By internet (through a secure internet site): www.calvertgroup.com
2. By telephone (through a secure telephone system): call 1-800-368-2745
3. By facsimile: fax to ______________
4. By mail: postage-paid envelope enclosed
5. In person: Wednesday, February 24, 1999

NOTE: If you plan to vote by mail or by facsimile, please sign the proxy card exactly as your name appears on the card. If you have a joint account, either person may sign the proxy card. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please sign your name and indicate your title. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date: ________________________, 1999

__________________________________

__________________________________
Signature(s) (and Title(s), if applicable)

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, the attorneys shall vote in accordance with their best judgment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

     1. To approve a new investment advisory agreement with the investment advisor, Calvert Asset Management Company, Inc. ("CAMCO").

     For      [ ]          Against      [ ]          Abstain      [ ]

     2. To approve a new investment subadvisory agreement between CAMCO and the investment subadvisor, Brown Capital Management, Inc.

     For      [ ]          Against      [ ]          Abstain      [ ]

     3. To authorize CWVF and/or CAMCO to enter into a new and/or materially amending an existing investment subadvisory agreement in the future without having to first obtain shareholder approval.

     For      [ ]          Against      [ ]          Abstain      [ ]

     4. To approve amended fundamental investment restrictions to (a) delete restrictions that are no longer required to be fundamental due to changes in state laws and (b) to add a new fundamental restriction concerning borrowing.

     For all  [ ]          Against all  [ ]          Abstain from all   [ ]

[ ]      To abstain from voting on or to vote against the proposed changes to one or more of the specific fundamental investment restrictions, but to approve the others, place an "x" in the box at left and indicate the number(s) (as set forth in the proxy statement) of the affected investment restriction(s) on the appropriate line:
I vote against _____________.
I abstain on _____________.

     5. To ratify the Board's selection of CWVF auditors, PricewaterhouseCoopers, L.L.P.

     For      [ ]          Against      [ ]          Abstain      [ ]

Inside Back Cover:

Investment Advisor
Calvert Asset Management Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Administrator
Calvert Administrative Services Company, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814